Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER SECTION 906

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pieris Pharmaceuticals, Inc. (the “Company”) hereby certifies, to her knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended March 31, 2017 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2017	/s/ Lance Thibault
Lance Thibault
Title: Acting Chief Financial Officer (principal financial officer)